EXHIBIT 10.1
NINTH AMENDMENT TO TRUST AGREEMENT BETWEEN
FIDELITY MANAGEMENT TRUST COMPANY AND
ZIONS BANCORPORATION, N.A.

    THIS NINTH AMENDMENT, effective as of October 27, 2020 unless otherwise stated herein, by and between Fidelity Management Trust Company (the “Trustee”) and Zions Bancorporation, N.A. (the “Sponsor”) (the “Amendment”);

WITNESSETH:

    WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated July 3, 2006, as amended (the “Agreement”), with regard to the Zions Bancorporation, N.A. Payshelter 401(k) and Employee Stock Ownership Plan (the “Plan”);

    WHEREAS, the Sponsor has directed the Trustee to add a suspense account to deposit the excess assets from the Zions Bancorporation, N.A. Pension Plan into the R-guy suspense account, fund code 3703, MIP II, Class 4 Fund (“Replacement Suspense Account”); and

WHEREAS, the Trustee and the Sponsor now desire to amend the Agreement as provided for in Section 13 thereof;

NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Agreement by:

(1)    Amending Schedule “C”, Investment Options, to add to the end thereof the following paragraph:

The Sponsor hereby directs that the Replacement Suspense Account assets referenced in the Ninth Amendment to the Agreement, shall be invested in the R-guy suspense account, fund code 3703, MIP II, Class 4 Fund. The Trustee shall allocate the assets of the Replacement Suspense Account in accordance with the Sponsor’s direction. Sponsor has determined that the deposit of the terminated assets complies with applicable law, and the Sponsor is solely responsible for directing the allocation of such assets.

IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Amendment to be executed by their duly authorized officers effective as of the day and year first above written. By signing below, the undersigned represent that they are authorized to execute this document on behalf of the respective parties. Notwithstanding any contradictory provision of the Agreement, each party may rely without duty of inquiry on the foregoing representation. This Amendment may contain service and/or compensation information intended by Trustee to satisfy the requirements of Department of Labor regulation Section 2550.408b-2(c)(1) and which require review by the responsible plan fiduciary

ZIONS BANCORPORATION, N.A.    FIDELITY MANAGEMENT TRUST
    COMPANY

By: /s/ Paul E. Burdiss 10/27/2020     By: /s/ Mona Steinberg 10/27/2020
Authorized Signatory Date        FMTC Authorized Signatory Date